SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):    June 25, 2008 (June 19, 2008)
Orbitz Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 19, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Orbitz Worldwide, Inc. (the “Company”) approved the following grants of equity-based awards under the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended (the “Plan”). The grants consisted of stock options, restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”).

			PSUs
			Minimum	Target	Maximum
Name	Stock Options	RSUs	Shares	Shares	Shares
Steven Barnhart, President and Chief Executive Officer	267,857	26,786	0	80,357	133,928
Marsha Williams, Senior Vice President, Chief Financial Officer	178,571	160,714	0	53,571	89,285
Michael Nelson, Senior Vice President, Chief Operating Officer	133,929	13,393	0	40,179	66,965
     The stock options vest in four equal installments on the first, second, third and fourth anniversaries of the date of grant, subject to, except as set forth below, the executive’s continued employment with the Company and expire seven years from the date of grant. The exercise price of the stock options is $6.28 per share. In the event an executive’s employment with the Company is terminated without Cause (as defined in the form of stock option award agreement (the “Stock Option Award Agreement”) attached hereto as Exhibit 10.1) prior to the complete vesting of his or her stock options, the portion of the executive’s stock options that would have become vested had the executive remained employed with the Company through one year from the date of such termination will become immediately vested and exercisable. Further, if anytime following a Change in Control (as defined in the Plan), an executive’s employment with the Company is terminated without Cause or the executive resigns due to a Constructive Termination (as defined in the Stock Option Award Agreement), the executive’s stock options will become fully vested and exercisable.
     The stock options are subject to additional terms and conditions contained in the form of Stock Option Award Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Each RSU represents the right to receive, in the sole discretion of the Board of Directors of the Company (or committee thereof) (the “Board”), either one share of the Company’s common stock, par value $0.01 per share (“Share”), or cash equal to the fair market value (as determined by the Board in good faith) of one Share. The RSUs vest in three equal installments on the first, second and third anniversaries of the date of grant, subject to, except as set forth below, the executive’s continued employment with the Company. In the event an executive’s employment with the Company is terminated without Cause (as defined in the form of restricted stock unit award agreement (the “RSU Award Agreement”) attached hereto as Exhibit 10.2)

prior to the complete vesting of his or her award, the portion of the executive’s RSU award that would have become vested had the executive remained employed by the Company through one year from the date of such termination will become immediately vested. Further, if anytime following a Change in Control, an executive’s employment with the Company is terminated without Cause or the executive resigns due to a Constructive Termination (as defined in the RSU Award Agreement), the executive’s RSU award will become fully vested.
     The RSUs are subject to additional terms and conditions contained in the form of RSU Award Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The PSUs entitle the executives to receive a certain number of Shares (or cash equal to the fair market value (as determined by the Board in good faith) of such Shares on the vesting date) based on the Company’s satisfaction of certain financial and strategic performance goals, including net revenue growth, adjusted EBITDA margin improvement and the achievement of specified technology milestones, during fiscal years 2008, 2009 and 2010 (the “Performance Period”). The performance conditions also provide that if the Company’s aggregate adjusted EBITDA during the Performance Period does not equal or exceed a certain threshold, each PSU award will be forfeited. Based on the achievement of the performance conditions during the Performance Period, the final settlement of the PSU awards will range between 0 and 166 2/3% of the target shares underlying the PSU awards based on a specified objective formula approved by the Committee.
     In the event an executive’s employment with the Company is terminated without Cause (as defined in the form of performance-based restricted stock unit award agreement (the “PSU Award Agreement”) attached hereto as Exhibit 10.3) during the Performance Period or prior to the vesting of his or her PSU award, the executive’s PSU award will vest in an amount equal to the product of: (a) the final settlement percentage of the PSU award based on the actual satisfaction of the performance conditions during the Performance Period and (b) the executive’s relative period of service during the Performance Period. Further, if anytime following a Change in Control, an executive’s employment with the Company is terminated without Cause or the executive resigns due to a Constructive Termination (as defined in the PSU Award Agreement), the executive’s PSU award will become fully vested and settle as soon as reasonably practicable after such termination or resignation at a rate based on the greater of: (a) the actual satisfaction of the performance conditions through the most recent fiscal quarter for which the Company’s financial results have been publicly reported prior to the Change in Control and (b) the target shares underlying the executive’s PSU award.
     Except as provided above, earned PSU awards will vest and settle as soon as reasonably practicable after the end of the Performance Period, but in no event later than 75 days after the end of the Performance Period.
     The PSUs are subject to the additional terms and conditions set forth in the form of PSU Award Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Committee has retained the right in its sole discretion to reduce or eliminate the vesting of any PSU award.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.

10.1	Form of Stock Option Award Agreement (Executive Officers)

10.2	Form of Restricted Stock Unit Award Agreement (Executive Officers)

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
June 25, 2008	By:	/s/ James P. Shaughnessy
		Name:	James P. Shaughnessy
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement (Executive Officers)

10.2	Form of Restricted Stock Unit Award Agreement (Executive Officers)

10.3	Form of Performance-Based Restricted Stock Unit Award Agreement